Exhibit 99.3


INVESTOR CALL
EVERSOURCE
ENERGY

Investor Call

May 4, 2017

EVERSOURCE ENERGY

Safe Harbor

All per-share amounts in this presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of Eversource Energy. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities allocated to such business, but rather represent a direct interest in Eversource Energy's assets and liabilities, as a whole. EPS by business is a non-GAAP (not determined using generally accepted accounting principles) measure that is calculated by dividing the net income or loss attributable to controlling interests of each business by the weighted average diluted Eversource parent common shares outstanding for the period. Management uses this non-GAAP financial measure to evaluate earnings results, provide details of earnings results by business, and more fully compare and explain our first quarter 2017 and 2016 results. Management believes that this measurement is useful to investors to evaluate the actual and projected financial performance and contribution of Eversource Energy's businesses. Non-GAAP financial measures should not be considered as alternatives to Eversource Energy's consolidated net income attributable to controlling interests or EPS determined in accordance with GAAP as indicators of Eversource Energy's operating performance.

This presentation includes statements concerning Eversource Energy's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, readers can identify these forward-looking statements through the use of words or phrases such as "estimate, "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could" and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, cyber breaches, acts of war or terrorism, or grid disturbances; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; changes in business conditions, which could include disruptive technology related to Eversource Energy's current or future business model; changes in economic conditions, including impact on interest rates, tax policies, and customer demand and payment ability; fluctuations in weather patterns; changes in laws, regulations or regulatory policy; changes in levels or timing of capital expenditures; disruptions in the capital markets or other events that make Eversource Energy's access to necessary capital more difficult or costly; developments in legal or public policy doctrines; technological developments; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors. Other risk factors are detailed in Eversource Energy's reports filed with the Securities and Exchange Commission (SEC) and updated as necessary, and are available on the SEC's website at www.sec.gov. All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy's actual results, many of which are beyond our control. You should not place undue reliance on the forward-looking statements; each speaks only as of the date on which such statement is made, and, except as required by federal securities laws, Eversource Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

Agenda



Phil Lembo

Executive Vice President and Chief Financial Officer

- First Quarter Performance
- Progress on Major Projects
- Regulatory Update
- Financing Activity



Lee Olivier

EVP Enterprise Strategy and Business Development

- Northern Pass
- Massachusetts RFPs
- Access Northeast

EVERSOURCE ENERGY

First Quarter 2017 Results

	Q1 2017	Q1 2016	Change
Electric Transmission	$0.30	$0.27	$0.03
Electric Distribution	$0.36	$0.34	$0.02
Natural Gas Distribution	$0.16	$0.16	$0.00
Parent & Other	$0.00	$0.00	$0.00
Reported EPS (GAAP)	$0.82	$0.77	$0.05

EVERSOURCE ENERGY

Progress on Major Transmission Reliability Projects

Greater Boston Reliability Solutions

- 28 projects including 7 new transmission lines, new substations and substation expansion projects
- 6 projects have been placed in service
- 10 projects under construction
- 5 projects in MADPU siting process; expect 2017 approval
- Projected completion: 2019
- Total projected investment: $560 million
  Investment through March 31: $146.4 million

Merrimack Valley Reliability Project (MVRP)

- Joint project with National Grid related to Greater Boston
- Overhead 345-kV, 24.5 mile transmission line between Londonderry, NH and Tewksbury, MA
- Received Siting Committee (NHSEC) Approval October 2016. Line construction underway.
- Projected completion: 2017
- Total projected ES investment: $37 million
- Investment through March 31: $16.4 million



Greater Hartford Central Connecticut (GHCC)

- 27 projects for Greater Hartford, Manchester, Southington, Middletown and NW CT
- First 12 of 27 projects now in service
- 11 projects under construction, four in siting with approvals expected by Q1 2018
- Projected completion: 2018
- Total projected investment: $350 million
- Investment through March 31: $141.6 million

Seacoast Reliability Project

- New 13-mile project between Portsmouth and Madbury
- Expected NHSEC approval December 2017
- Projected completion: December 2018
- Total projected investment: $84 million
- Investment through March 31: $15.4 million

Update on 2017 MA, CT Rate Case Proceedings

MASSACHUSETTS

January:

- NSTAR Electric and WMECO filed applications to raise base distribution rates by $60 million and $36 million, respectively
- Decoupling for NSTAR Electric
- Permission to combine companies legally
- Implement performance-based ratemaking
- $400 million in new grid modernization investments from 2018-2022

April:

- Intervenor testimony filed

June:

- Hearings scheduled

Late year:

- Decision expected to be issued

January 2018:

- New rates effective

CONNECTICUT

- On April 18, CL&P, Consumer Counsel, and AG filed to push back deadline for implementing new CL&P rates from 12/1/17 to 7/1/18
- Rate review required by 2012 merger agreement
- On April 20, PURA approved request to push back deadline on 4/20/17

EVERSOURCE ENERGY

Status of the Four New England Transmission Complaints Unclear at FERC

- First complaint decided in 2014; resulted in base ROE of 10.57% and project incentive cap of 11.74%
- Three-judge panel at D.C. Circuit Court of Appeals unanimously vacated FERC's order in its April 14, 2017 decision
- We cannot predict when FERC will respond to the court's decision or the ultimate impact on Complaints 2, 3 and 4
- Our Q1 transmission results were based on the ROE calculation approved in 2014. We will continue to evaluate the issue with all New England Transmission Owners

EVERSOURCE ENERGY

Northern Pass Making Significant Progress Toward Late 2017 Approval

March
NHDES permits issued

April
NHDOT approves NPT with reasonable conditions

NHSEC hearings commence

May
NHSEC hearings on construction, & environment

June
NHSEC hearings on aesthetics, orderly development, customer benefits

Q3 2017
NHSEC hearings conclude; decision expected by 9-30-17

Final EIS expected from DOE

Q4 2017
Presidential permit expected

NHPUC order on PSNH – NPT lease expected

Q1 2018
Construction to commence

EVERSOURCE ENERGY

New England's Natural Gas Transmission Capacity Dilemma Today

- New England natural gas (and power) market prices are the highest in the country
- Marcellus area prices are low, as low cost production looks for outlets, but pipeline projects lack funding or are delayed, trapping gas just west of New England
- Pipeline capacity from the west (via NY, PA, Ontario): 3 Bcf/day, mostly contracted to LDCs
- New England LDC load on cold winter day: More than 4 Bcf/day and growing
- Off-shore production in Eastern Canada: Down more than 50% from peak and declining


Map Source: ISO New England
Algonquin Gas Transmission Pipeline
Tennessee Gas Pipeline
Iroquois Gas Transmission System/ TransCanada Pipeline
Portland Natural Gas Transmission System/ Gazoduc Trans Québec & Maritimes Pipeline
Maritimes and Northeast (M&N Pipeline)
LNG Import Facilities
Marcellus Shale Region

Generators are precariously left to rely upon any secondary/interruptible capacity (if available) or more likely on imported LNG or dwindling Canadian off-shore supplies to serve their needs, creating price/reliability issues